QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.13

AMENDMENT NO. 3
TO
REINSURANCE AND POOLING AGREEMENT

        WHEREAS, Zenith Insurance Company ("Zenith"), CalFarm Insurance Company ("CalFarm"), ZNAT Insurance Company ("ZNAT"), Zenith Star Insurance Company ("Zenith Star"), and Zenith Insurance Company of Florida (Zenith/Florida) have previously entered into a Reinsurance and Pooling Agreement effective October 1,1993; as amended, and

        WHEREAS, effective January 1, 1997, Zenith/Florida became a party to the Reinsurance and Pooling Agreement; and

        WHEREAS, effective June 30, 1998, Zenith/Florida has been merged with Zenith, and Zenith is the surviving corporation;

        IN CONSIDERATION of the premises, Zenith, CalFarm, ZNAT, and Zenith Star agree as follows:

  1.
  Amendment No. 2 to the Reinsurance and Pooling Agreement is terminated, effective June 30, 1998.

  2.
  Article V—Proportional Shares of the Reinsurance and Pooling Agreement is amended effective June 30, 1998, as follows:

Zenith Insurance Company	79.5%
CalFarm Insurance Company	18.0%
ZNAT Insurance Company	2.0%
Zenith Star Insurance Company	.5%

        IN WITNESS WHEREOF, each of the undersigned parties has caused this Amendment No. 3 to the Reinsurance and Pooling Agreement to be executed on its behalf, on this 15th day of July, 1998.

ZENITH INSURANCE COMPANY

/s/ JOHN J. TICKNER JOHN J. TICKNER Secretary	By:	/s/ STANLEY R. ZAX STANLEY R. ZAX President

CALFARM INSURANCE COMPANY

/s/ JOHN J. TICKNER JOHN J. TICKNER Secretary	By:	FREDRICKA TAUBITZ Senior Vice President

ZNAT INSURANCE COMPANY

/s/ JOHN J. TICKNER JOHN J. TICKNER Secretary	By:	/s/ STANLEY R. ZAX STANLEY R. ZAX President

ZENITH STAR INSURANCE COMPANY

/s/ JOHN J. TICKNER JOHN J. TICKNER Secretary	By:	/s/ STANLEY R. ZAX STANLEY R. ZAX President

QuickLinks

AMENDMENT NO. 3 TO REINSURANCE AND POOLING AGREEMENT